UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 29, 2010

AGREE REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland
(State of other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)
31850 Northwestern Highway Farmington Hills, MI (Address of principal executive offices)	48334 (Zip code)

(Registrant’s telephone number, including area code)  (248) 737-4190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
      240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
      240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 29, 2010 Agree Realty Corporation issued a press release describing its results of operations for the first quarter ended March 31, 2010.  The press release is furnished as Exhibit 99.1 to this report and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
99.1	Press release, dated April 29, 2010, reporting the Company's results of operations for the first quarter ended March 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

/s/ Kenneth R. Howe
Vice President, Finance, Chief Financial Officer

Date: May 3, 2010

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated April 29, 2010, reporting the Company's results of operations for the first quarter ended March 31, 2010